Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net Sales:
Aerospace & Electronics	$159,716	$158,999	$484,095	$467,563
Engineered Materials	58,174	80,719	213,884	256,180
Merchandising Systems	93,611	98,462	323,348	296,389
Fluid Handling	293,621	290,826	883,221	834,983
Controls	37,556	35,087	110,480	98,093

Total Net Sales	$642,678	$664,093	$2,015,028	$1,953,208

Operating Profit (Loss):
Aerospace & Electronics	$10,896	$23,090	$45,378	$68,481
Engineered Materials	4,410	15,742	24,164	49,713
Merchandising Systems	10,884	9,755	42,361	31,298
Fluid Handling	34,915	37,477	126,233	102,014
Controls	3,277	3,129	8,124	8,331
Corporate*	(9,764)	(11,660)	(30,022)	(42,108)
Asbestos Provision	—	(390,150)	—	(390,150)

Total Operating Profit (Loss)	54,618	(312,617)	216,238	(172,421)

Interest Income	3,212	1,535	8,379	3,837
Interest Expense	(6,053)	(6,845)	(19,236)	(20,614)
Miscellaneous- Net	(83)	849	1,878	3,593

Income (Loss) Before Income Taxes	51,694	(317,078)	207,259	(185,605)
Provision for Income Taxes	15,612	(120,128)	63,790	(78,036)

Net Income (Loss)	$36,082	$(196,950)	$143,469	$(107,569)

Share Data:
Net Income (Loss) per Diluted Share	$0.60	$(3.29)	$2.36	$(1.79)

Average Diluted Shares Outstanding	60,485	59,884	60,694	60,008
Average Basic Shares Outstanding	59,811	59,884	59,884	60,008

Supplemental Data:
Cost of Sales - Operations	$434,382	$445,603	$1,342,560	$1,321,560
Asbestos Provision	—	390,150	—	390,150
Selling, General & Administrative	153,678	140,957	456,230	413,919
Depreciation and Amortization**	14,270	13,672	43,965	44,740
Stock Compensation Expense	3,462	3,797	10,447	11,173

*	Operating profit for the first nine months of 2008 includes $4.4 million of recoveries related to environmental activities, and operating profit for the first nine months of 2007 includes a $7.6 million provision for a legal settlement.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	September 30, 2008	December 31, 2007
ASSETS
Current Assets
Cash and Cash Equivalents	$278,431	$283,370
Accounts Receivable	359,418	345,176
Current Insurance Receivable - Asbestos	33,600	33,600
Inventories	368,530	327,719
Other Current Assets	64,289	47,757

Total Current Assets	1,104,268	1,037,622
Property, Plant and Equipment	293,606	289,683
Long-Term Insurance Receivable - Asbestos	276,449	306,557
Long-Term Deferred Tax Assets	187,189	220,370
Other Assets	233,557	256,510
Goodwill	770,052	766,550

Total Assets	$2,865,121	$2,877,292

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,022	$548
Accounts Payable	195,787	177,978
Current Asbestos Liability	84,000	84,000
Accrued Liabilities	234,828	230,295
Income Taxes	2,073	731

Total Current Liabilities	517,710	493,552
Long-Term Debt	398,434	398,301
Deferred Tax Liability	32,014	31,880
Long-Term Asbestos Liability	877,754	942,776
Other Liabilities	103,550	117,586
Minority Interest	7,811	8,394
Shareholders’ Equity	927,848	884,803

Total Liabilities and Shareholders’ Equity	$2,865,121	$2,877,292

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Operating Activities:
Net income (loss)	$36,082	$(196,950)	$143,469	$(107,569)
Income from joint venture	—	(1,253)	—	(3,798)
Asbestos provision, net	—	390,150	—	390,150
(Gain) loss on divestitures	—	975	(932)	975
Depreciation and amortization	14,270	13,672	43,965	44,740
Stock-based compensation expense	3,462	3,797	10,447	11,173
Deferred income taxes	10,774	(130,775)	22,639	(140,243)
Cash used for operating working capital	10,853	6,600	(35,435)	(39,532)
Other	(16,173)	(2,758)	(18,774)	(16,889)

Subtotal	59,268	83,458	165,379	139,007
Asbestos related payments, net of insurance recoveries	(18,301)	(7,897)	(34,915)	7,311

Total provided by operating activities	40,967	75,561	130,464	146,318

Investing Activities:
Capital expenditures	(13,257)	(11,581)	(33,658)	(33,412)
Proceeds from disposition of capital assets	284	374	728	11,610
Proceeds from divestitures	—	2,005	2,106	2,005
Payment for acquisition, net of cash acquired	(27,877)	(65,311)	(28,009)	(65,166)

Total used for investing activities	(40,850)	(74,513)	(58,833)	(84,963)

Financing Activities:
Dividends paid	(11,965)	(10,789)	(33,521)	(28,828)
Reacquisition of shares on the open market	—	—	(40,000)	(50,001)
Stock options exercised - net of shares reacquired	(387)	2,958	8,704	10,102
Excess tax benefit from stock-based compensation	488	1,954	1,388	4,081
Repayment of long-term debt	—	(211)	—	(300)
Net increase (decrease) in short-term debt	(2,631)	24,100	411	15,492

Total used for financing activities	(14,495)	18,012	(63,018)	(49,454)

Effect of exchange rate on cash and cash equivalents	(28,739)	8,113	(13,552)	11,740

(Decrease) increase in cash and cash equivalents	(43,117)	27,173	(4,939)	23,641
Cash and cash equivalents at beginning of period	321,548	135,075	283,370	138,607

Cash and cash equivalents at end of period	$278,431	$162,248	$278,431	$162,248

CRANE CO.

Order Backlog

(in thousands)

	September 30, 2008	June 30, 2008	December 31, 2007	September 30, 2007
Aerospace & Electronics	$418,317	$417,883	$392,822	$398,725
Engineered Materials	11,035	11,892	14,802	14,466
Merchandising Systems	25,676	35,708	34,093	30,825
Fluid Handling	285,988	297,937	242,591	266,920
Controls	37,816	41,633	35,273	42,217

Total Backlog	$778,832	$805,053	$719,581	$753,153

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change Three and Nine Months Ended September 30,
	2008	2007	2008	2007	2008	2007
INCOME ITEMS:
Net Sales	$642,678	$664,093	$2,015,028	$1,953,208	-3.2%	3.2%

Operating Profit (Loss)	$54,618	$(312,617)	$216,238	$(172,421)
Asbestos Provision - Pre-Tax (a)		390,150		390,150
Government Settlement - Pre-Tax (b)				7,600
Environmental Reimbursement - Pre-Tax (c)			(4,444)

Operating Profit before Asbestos Provision, Government Settlement and Environmental Reimbursement	$54,618	$77,533	$211,794	$225,329	-29.6%	-6.0%

Percentage of Sales	8.5%	11.7%	10.5%	11.5%

Net Income (Loss)	$36,082	$(196,950)	$143,469	$(107,569)
Per Share	$0.60	$(3.29)	$2.36	$(1.79)

Asbestos Provision - Net of Tax (a)		250,000		250,000
Per Share		$4.18		$4.16

Government Settlement - Net of Tax (b)				5,396
Per Share				$0.09

Environmental Reimbursement - Net of Tax (c)			(2,889)
Per Share			$(0.05)

Net Income before Asbestos Provision, Government Settlement and Environmental Reimbursement	$36,082	$53,050	$140,580	$147,827	-32.0%	-4.9%

Per Share		$0.89		$2.46

Per Diluted Share	$0.60	$0.87	$2.32	$2.42

Average Diluted Shares Outstanding	60,485		60,694

In the three months and nine months ended September 30, 2007, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since both periods were in a loss position. Had net income been reported for these periods, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

Average Basic Shares Outstanding		59,884		60,008
Effect of Diluted Stock Options		1,164		1,087

Average Shares Outstanding including the effect of Stock Options		61,048		61,095

When considering the effect of dilutive stock options on shares outstanding, Net Income before Asbestos Provision and Government Settlement is $0.87 per share and $2.42 for the three and nine months ended September 30, 2007, respectively.

(a)	During the three months ended September 30, 2007, the Company recorded an Asbestos Provision.
(b)	During the three months ended June 30, 2007, the Company recorded a settlement with the US Government.
(c)	During the three months ended June 30, 2008, the Company recorded a $2.1 million reimbursement from the US Government and a $2.4 million reimbursement from a service provider, both related to environmental clean-up activities.

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	September 30, 2008	December 31, 2007
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$1,022	$548
Long-Term Debt	398,434	398,301

Total Debt	399,456	398,849
Less: Cash and Cash Equivalents	(278,431)	(283,370)

Net Debt	121,025	115,479
Shareholders’ Equity	927,848	884,803

Net Capitalization	$1,048,873	$1,000,282

Percentage of Net Debt to Net Capitalization	11.5%	11.5%

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
					(Estimated)
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$59,268	$83,458	$165,379	$139,007	230,000	$243,031
Asbestos Related Payments, Net of Insurance Recoveries	(18,301)	(7,897)	(34,915)	(24,189)	(55,000)	(41,698)
Equitas Receipts	—	—	—	31,500	—	31,500

Cash Provided from Operating Activities	40,967	75,561	130,464	146,318	175,000	232,833
Less: Capital Expenditures	(13,257)	(11,581)	(33,658)	(33,412)	(45,000)	(47,169)

Free Cash Flow	$27,710	$63,980	$96,806	$112,906	130,000	$185,664

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.